UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-01228
Van Kampen Growth and Income Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)      (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 11/30
Date of reporting period: 5/31/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

May 31, 2009

MUTUAL FUNDS Van Kampen Growth and Income Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Growth and Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments as of May 31, 2009.

This material must be preceded or accompanied by a Class A, B, C, I and R share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 5/31/09

	A Shares		B Shares		C Shares		R Shares	I Shares
	since 8/01/46		since 8/02/93		since 8/02/93		since 10/01/02	since 10/19/04
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	9.06%	8.96%	7.69%	7.69%	7.31%	7.31%	4.30%	–0.17%

10-year	2.69	2.08	2.17	2.17	1.94	1.94	—	—

5-year	–0.05	–1.23	–0.31	–0.55	–0.78	–0.78	–0.32	—

1-year	–29.14	–33.21	–29.13	–32.60	–29.64	–30.33	–29.31	–28.94

6-month	2.08	–3.81	2.11	–2.89	1.74	0.74	1.96	2.21

Gross Expense Ratio	1.79%		1.55%		1.55%		1.04%	0.54%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Expenses are as of the fund’s fiscal year end.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares, up to 1.00 percent for Class B and C shares and up to 0.50 percent for Class R shares. Class R shares are available for purchase by investors through or in tax-exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) feebased investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. The since inception and 10-year returns for Class B shares reflect the conversion to Class A shares after eight years. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended May 31, 2009

Market Conditions

The stock market began to rebound during the six-month period ended May 31, 2009, following the downward spiral triggered by Lehman Brothers’ bankruptcy in September 2008. We saw the first signs of downward pressure on the market moderating somewhat in December of 2008. But sentiment quickly worsened again in early 2009 based on the combination of dismal fourth quarter corporate earnings reported in January, downward revision of the fourth quarter gross domestic product (GDP) growth rate, bleak outlooks from company managements, another month of rising job losses, and a record low in consumer confidence in February. After months of anticipating how the incoming presidential administration might manage the financial crisis, investors found little solace in the initial bank recovery plan proposed by the new Treasury secretary. Against this backdrop, the market continued to fall in January and February.

Some positive news in March from the economic, corporate, and policy fronts led the market in the direction of a rally.

•	Given the market’s extremely oversold conditions, investors appeared to accept that although the economy was still mired in recession, at least its rate of decline might be slowing. The level of deterioration in employment rates began to stabilize (though still deteriorating) and inventories for both manufacturing and homes improved somewhat. Preliminary estimates showed first quarter GDP fell at an annual rate of 5.5 percent, compared to 6.3 percent in the previous quarter. During this period inflation concerns also began to resurface—driven largely by the federal government’s spending proposals, increased oil prices, and importantly, the sell-off in Treasuries as it appeared that the economy may have seen the worst.

•	Improving news on the corporate front including enhanced profitability at some of the large banks, multiple consolidations in the pharmaceuticals industry and improving retail sales bolstered investors’ confidence. Additionally, the first quarter 2009 earnings season went better than expected as many companies beat analysts’ subdued expectations.

•	Finally, policy actions announcements on the margin were positively received and began to make an impact, as the Treasury and Federal Reserve announced plans to buy longer-dated Treasury securities, thereby keeping those rates lower (a positive for the mortgage market and homeowners), and also announced plans to support structures which would remove “toxic assets” from banks’ portfolios.

In the context of this six-month period, the large-cap value universe, as represented by the Russell 1000® Value Index (the “Index”), fell 0.79 percent.

Performance Analysis

All share classes of Van Kampen Growth and Income Fund outperformed the Russell 1000® Value Index (the “Index”) for the six months ended May 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended May 31, 2009

					Russell 1000®
Class A	Class B	Class C	Class R	Class I	Value Index

2.08%	2.11%	1.74%	1.96%	2.21%	–0.79%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Strong performance in three important sectors were the largest contributors to Van Kampen Growth and Income Fund’s overall outperformance of the Index during the period:

•	The energy sector was the largest contributor to portfolio performance. Throughout the past six months, we had been increasing the Fund’s position in the sector. The price of oil reached historically high levels in mid-2008 and subsequently declined in the second half of the year. As the price declined, we took the opportunity to add to existing positions in the portfolio, as well as purchase energy stocks that focused on exploration and production. The portfolio also benefited in the energy sector from limited exposure to integrated oil companies. While we continue to monitor the price fluctuations of oil, our focus is always on the fundamentals of the companies within the sector and tilting risk/reward scales in our favor.

•	Health care also contributed to outperformance during the period. The portfolio has historically maintained an overweight in the sector; however, over the past six months the weight has declined. Most of the exposure in health care has been in the pharmaceutical industry and the portfolio benefited from holding two companies at the time it was announced they were targeted for acquisition: Wyeth and Schering Plough. Given the relative strength in health care over the past year—driven by stronger relative fundamentals and the recent merger and acquisition tailwind in pharmaceuticals, as well as by concerns surrounding the uncertainty of health care reform under the new administration—we reduced the Fund’s exposure in the sector and used the proceeds to invest in other areas we believe have better risk/reward opportunity for our investors.

•	Consumer discretionary also aided portfolio performance over the past six months. The portfolio has maintained an overweight in the sector and the overweight has primarily been concentrated in media stocks. These stocks helped the portfolio during the period as other investors began to recognize their attractive relative value. We continue to focus on the consumer discretionary sector and media stocks because they continue to exhibit some of the value characteristics we seek as investors.

Although the portfolio outperformed the benchmark, we did have some areas that were detrimental to overall performance.

•	Financials were the largest detractor from relative performance for the period. The portfolio has maintained a significant underweight in the sector versus the Index for some time. This underweight benefited the portfolio significantly in 2007 and 2008. However, over the past six months, and specifically March through May, financial stocks have rebounded from their earlier dramatic decline. The Fund has exposure to financials but its exposure has been focused on financial companies we believe possess conservative balance sheets and have appropriate risk/return characteristics—and these companies did not participate in the rally to the degree that others in the sector did. In particular, the portfolio is underexposed to the banks and diversified financials that rebounded most strongly during the period. The Fund’s underexposure was based on our concerns regarding quality of balance sheets, uncertainty regarding additional capital requirements and incremental dividend cuts required, and the unpredictability of government influence. In addition, the portfolio held an insurance brokerage company we believe offers very attractive risk/return characteristics, but underperformed during the period.

•	The utility sector also negatively impacted performance. The portfolio held an electric power company that announced a secondary offering of common stock in order to help manage its debt; this was not well received by the market as the secondary offering dilutes existing shareholders’ ownership.

Market Outlook

In our view, the recent market bounce off the bottom has in many ways been similar to other cyclical bounces—most everything appreciated fairly materially, and many of the names that had sold off the most, in turn rebounded the most. We believe that going forward, the market will become more of a stock pickers’ market. In other words, whereas recently one might have been rewarded for just the appearance of value, we believe that going forward managers will be more likely to be rewarded for uncovering value with improving/good fundamentals. We think the market will more markedly differentiate between those companies that have more sustainable fundamental momentum with value as a backdrop versus those that just appear to provide value. Given our philosophy and process, which focuses on uncovering value combined with a catalyst, we are excited about what we believe will be this next phase in the market.

The last six months have seen an extremely challenging environment for investors. In addition to the great swings in valuation, we have had, and continue to have, the prospect of relatively significant changes in both the financial and political landscapes. Throughout all of this, we focus on one constant—the investment philosophy underlying our stock selection process. We continue to seek out-of-favor and undervalued companies that are experiencing a change or catalyst that we believe should have a positive impact on the stock valuation. Such catalysts could be fundamental in nature (e.g., revenues reaccelerating, returns improving) and may take the form of growth or consolidation within an industry/sector, or a management change—or some combination of these elements. This process is designed to tilt risk/reward scales in our favor. We believe that if we are purchasing stocks that are out of favor and undervalued, expectations (and generally downside) can be more limited. We also believe that if we combine these attributes with a catalyst, we go a long way working toward protecting our investors’ downside, while offering our investors the potential opportunity to outperform the market.

Thank you for your continued support.

There is no guarantee that any securities or sectors mentioned will continue to perform as discussed herein or that such securities or sectors will be held by the Fund in the future.

Top 10 Holdings as of 5/31/09 (Unaudited)

JPMorgan Chase & Co.	5.9%
Unilever N.V.	3.2
Marsh & McLennan Cos., Inc.	3.1
Cadbury PLC—ADR	2.8
Occidental Petroleum Corp.	2.7
Viacom, Inc., Class B	2.5
eBay, Inc.	2.5
Time Warner, Inc.	2.5
Verizon Communications, Inc.	2.5
Royal Dutch Shell PLC, Class A—ADR	2.3

Summary of Investments by Industry Classification as of 5/31/09 (Unaudited)

Integrated Oil & Gas	10.4%
Other Diversified Financial Services	6.6
Pharmaceuticals	6.2
Packaged Foods & Meats	6.0
Movies & Entertainment	5.0
Electric Utilities	4.2
Industrial Conglomerates	3.9
Property & Casualty Insurance	3.4
Oil & Gas Exploration & Production	3.3
Insurance Brokers	3.1
Internet Software & Services	2.5
Health Care Equipment	2.5
Integrated Telecommunication Services	2.5
Regional Banks	2.4
Home Improvement Retail	2.2
Broadcasting & Cable TV	1.7
Communications Equipment	1.7
Computer Hardware	1.7
Gold	1.6
Consumer Electronics	1.5
Diversified Chemicals	1.5
Semiconductor Equipment	1.5
Oil & Gas Equipment & Services	1.5
Investment Banking & Brokerage	1.5
Aerospace & Defense	1.4
Human Resource & Employment Services	1.3
Diversified Metals & Mining	1.3
Personal Products	1.2
Semiconductors	1.1
Diversified Banks	1.1
Electronic Equipment Manufacturers	1.0
Soft Drinks	1.0
Industrial Machinery	1.0
Restaurants	0.9
Broadcasting—Diversified	0.9
Department Stores	0.8
Health Care Distributors	0.8
Hypermarkets & Super Centers	0.8
Tobacco	0.7
Drug Retail	0.7
(continued on next page)

Summary of Investments by Industry Classification as of 5/31/09 (Unaudited)
(continued from previous page)

Household Products	0.7
Auto Parts & Equipment	0.7
Investment Companies	0.6
Apparel Retail	0.6
Motorcycle Manufacturers	0.5
Computer Storage & Peripherals	0.3
Systems Software	0.3
Asset Management & Custody Banks	0.2

Total Long-Term Investments	98.3
Repurchase Agreements	1.7
Liabilities in Excess of Other Assets	(0.0	)*

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/1/08 - 5/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	12/1/08	5/31/09	12/1/08-5/31/09

Class A
Actual	$1,000.00	$1,020.83	$4.58
Hypothetical	1,000.00	1,020.39	4.58
(5% annual return before expenses)

Class B
Actual	1,000.00	1,021.11	4.64
Hypothetical	1,000.00	1,020.34	4.63
(5% annual return before expenses)

Class C
Actual	1,000.00	1,017.44	8.25
Hypothetical	1,000.00	1,016.75	8.25
(5% annual return before expenses)

Class R
Actual	1,000.00	1,019.59	5.89
Hypothetical	1,000.00	1,019.10	5.89
(5% annual return before expenses)

Class I
Actual	1,000.00	1,022.05	3.38
Hypothetical	1,000.00	1,021.59	3.38
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, 0.92%, 1.64%, 1.17% and 0.67% for Class A, B, C, R and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratios for Class B and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  May 31, 2009 (Unaudited)

	Number of
Description	Shares	Value

Common Stocks 97.7%
Aerospace & Defense 1.4%
General Dynamics Corp.	604,100	$34,373,290
Raytheon Co.	821,100	36,662,115

		71,035,405

Apparel Retail 0.6%
Gap, Inc.	1,610,100	28,740,285

Asset Management & Custody Banks 0.2%
State Street Corp.	248,700	11,552,115

Auto Parts & Equipment 0.7%
Autoliv, Inc.	1,247,300	34,649,994

Broadcasting & Cable TV 1.7%
Comcast Corp., Class A	6,661,468	91,728,414

Broadcasting—Diversified 0.9%
Time Warner Cable, Inc.	1,525,186	46,960,477

Communications Equipment 1.7%
Cisco Systems, Inc. (a)	4,762,400	88,104,400

Computer Hardware 1.7%
Hewlett-Packard Co.	2,535,800	87,104,730

Computer Storage & Peripherals 0.3%
EMC Corp. (a)	1,271,900	14,944,825

Consumer Electronics 1.5%
Sony Corp.—ADR (Japan)	3,078,400	80,746,432

Department Stores 0.8%
Macy’s, Inc.	3,779,900	44,149,232

Diversified Banks 1.1%
Comerica, Inc.	519,800	11,269,264
Mitsubishi UFJ Financial Group, Inc.—ADR (Japan)	1,897,700	12,031,418
Mizuho Financial Group, Inc.—ADR (Japan)	3,687,800	17,701,440
Sumitomo Mitsui Financial Group, Inc. (Japan)	457,600	17,712,298

		58,714,420

Diversified Chemicals 1.5%
Bayer AG—ADR (Germany)	1,402,800	79,741,324

Diversified Metals & Mining 1.3%
Freeport-McMoRan Copper & Gold, Inc.	1,203,300	65,495,619

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  May 31, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Drug Retail 0.7%
Walgreen Co.	1,293,900	$38,545,281

Electric Utilities 4.2%
American Electric Power Co., Inc.	4,186,655	110,276,493
Entergy Corp.	696,681	51,986,336
FirstEnergy Corp.	1,495,700	56,522,503

		218,785,332

Electronic Equipment Manufacturers 1.0%
Agilent Technologies, Inc. (a)	2,996,300	54,622,549

Gold 1.6%
Newmont Mining Corp.	1,752,300	85,634,901

Health Care Distributors 0.8%
Cardinal Health, Inc.	1,214,700	43,425,525

Health Care Equipment 2.5%
Boston Scientific Corp. (a)	5,992,900	56,333,260
Covidien Ltd. (Ireland)	2,032,675	72,607,151

		128,940,411

Home Improvement Retail 2.2%
Home Depot, Inc.	5,015,300	116,154,348

Household Products 0.7%
Procter & Gamble Co.	676,000	35,111,440

Human Resource & Employment Services 1.3%
Manpower, Inc.	864,110	36,733,316
Robert Half International, Inc.	1,364,300	29,182,377

		65,915,693

Hypermarkets & Super Centers 0.8%
Wal-Mart Stores, Inc.	788,900	39,239,886

Industrial Conglomerates 3.9%
General Electric Co.	3,568,900	48,108,772
Siemens AG—ADR (Germany)	1,110,200	81,533,088
Tyco International Ltd. (Switzerland)	2,786,075	76,923,531

		206,565,391

Industrial Machinery 1.0%
Ingersoll-Rand Co. Ltd., Class A (Bermuda)	2,612,710	52,855,123

Insurance Brokers 3.1%
Marsh & McLennan Cos., Inc.	8,690,700	164,428,044

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  May 31, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Integrated Oil & Gas 10.4%
BP PLC—ADR (United Kingdom)	1,385,000	$68,557,500
ConocoPhillips	725,980	33,278,923
Exxon Mobil Corp.	1,368,100	94,877,735
Hess Corp.	1,269,400	84,529,346
Occidental Petroleum Corp.	2,124,200	142,555,062
Royal Dutch Shell PLC, Class A—ADR (United Kingdom)	2,237,100	120,602,061

		544,400,627

Integrated Telecommunication Services 2.5%
Verizon Communications, Inc.	4,402,514	128,817,560

Internet Software & Services 2.5%
eBay, Inc. (a)	7,373,600	129,922,832

Investment Banking & Brokerage 1.5%
Charles Schwab Corp.	4,459,200	78,481,920

Motorcycle Manufacturers 0.5%
Harley-Davidson, Inc.	1,644,100	27,900,377

Movies & Entertainment 5.0%
Time Warner, Inc.	5,540,900	129,767,878
Viacom, Inc., Class B (a)	5,877,800	130,310,826

		260,078,704

Oil & Gas Equipment & Services 1.5%
Schlumberger Ltd. (Netherlands Antilles)	1,377,340	78,825,168

Oil & Gas Exploration & Production 3.3%
Anadarko Petroleum Corp.	2,323,000	110,992,940
Devon Energy Corp.	992,300	62,753,052

		173,745,992

Other Diversified Financial Services 6.6%
Bank of America Corp.	3,538,900	39,883,403
JPMorgan Chase & Co.	8,379,282	309,195,506

		349,078,909

Packaged Foods & Meats 6.0%
Cadbury PLC—ADR (United Kingdom)	4,295,548	149,063,248
Unilever N.V. (Netherlands)	6,969,600	166,852,224

		315,915,472

Personal Products 1.2%
Estee Lauder Cos., Inc., Class A	1,942,700	64,264,516

Pharmaceuticals 6.2%
Abbott Laboratories	1,341,900	60,466,014
Bristol-Myers Squibb Co.	4,818,000	95,974,560
Pfizer, Inc.	867,500	13,177,325

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  May 31, 2009 (Unaudited)  continued

	Number of
Description	Shares	Value

Pharmaceuticals (Continued)
Roche Holdings, Inc.—ADR (Switzerland)	2,463,200	$84,073,696
Schering-Plough Corp.	3,042,200	74,229,680

		327,921,275

Property & Casualty Insurance 3.4%
Chubb Corp.	1,990,700	78,931,255
Travelers Cos., Inc.	2,411,386	98,046,955

		176,978,210

Regional Banks 2.4%
BB&T Corp.	1,251,200	28,051,904
First Horizon National Corp.	909,900	11,046,186
KeyCorp.	3,083,300	15,416,500
PNC Financial Services Group, Inc.	1,548,200	70,520,510

		125,035,100

Restaurants 0.9%
Starbucks Corp. (a)	3,419,900	49,212,361

Semiconductor Equipment 1.5%
ASML Holding N.V. (Netherlands)	2,198,100	45,500,670
Lam Research Corp. (a)	1,299,209	34,026,284

		79,526,954

Semiconductors 1.1%
Intel Corp.	3,799,200	59,723,424

Soft Drinks 1.0%
Coca-Cola Co.	1,093,400	53,751,544

Systems Software 0.3%
Symantec Corp. (a)	947,745	14,775,344

Tobacco 0.7%
Philip Morris International, Inc.	918,800	39,177,632

Total Common Stocks 97.7%		5,131,425,517

Investment Companies 0.6%
Financial Select Sector SPDR Fund	992,600	12,258,610
Regional Bank Holders Trust	204,300	14,096,700
SPDR KBW Regional Banking Fund	347,667	7,057,640

Total Investment Companies 0.6%		33,412,950

Total Long-Term Investments 98.3% (Cost $5,775,267,046)		5,164,838,467

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Portfolio of Investments  ■  May 31, 2009 (Unaudited)  continued

Description	Value

Repurchase Agreements 1.7%
JPMorgan Chase & Co. ($87,434,895 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.18%, dated 05/29/09, to be sold on 06/01/09 at $87,436,206)	$87,434,895
State Street Bank & Trust Co. ($4,223,105 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 05/29/09, to be sold on 06/01/09 at $4,223,109)	4,223,105

Total Repurchase Agreements 1.7% (Cost $91,658,000)	91,658,000

Total Investments 100.0% (Cost $5,866,925,046)	5,256,496,467

Liabilities in Excess of Other Assets 0.0%	(1,381,566)

Net Assets 100.0%	$5,255,114,901

Percentages are calculated as a percentage of net assets.

Certain securities trading in foreign markets that close before the New York Stock Exchange have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. The total market value of these securities is $17,712,298.

(a)	Non-income producing security.

ADR—American Depositary Receipt

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Statements

Statement of Assets and Liabilities
May 31, 2009 (Unaudited)

Assets:
Total Investments (Cost $5,866,925,046)	$5,256,496,467
Cash	17,523
Receivables:
Investments Sold	36,681,666
Dividends	15,615,857
Fund Shares Sold	5,967,592
Interest	1,315
Other	391,080

Total Assets	5,315,171,500

Liabilities:
Payables:
Investments Purchased	28,841,941
Fund Shares Repurchased	25,231,698
Investment Advisory Fee	1,570,533
Distributor and Affiliates	1,235,783
Trustees’ Deferred Compensation and Retirement Plans	598,302
Accrued Expenses	2,578,342

Total Liabilities	60,056,599

Net Assets	$5,255,114,901

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$7,024,647,706
Accumulated Undistributed Net Investment Income	17,846,423
Net Unrealized Depreciation	(610,425,624)
Accumulated Net Realized Loss	(1,176,953,604)

Net Assets	$5,255,114,901

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $3,803,483,321 and 271,690,806 shares of beneficial interest issued and outstanding)	$14.00
Maximum sales charge (5.75%* of offering price)	0.85

Maximum offering price to public	$14.85

Class B Shares:
Net asset value and offering price per share (Based on net assets of $304,215,796 and 21,903,728 shares of beneficial interest issued and outstanding)	$13.89

Class C Shares:
Net asset value and offering price per share (Based on net assets of $276,611,725 and 19,944,079 shares of beneficial interest issued and outstanding)	$13.87

Class R Shares:
Net asset value and offering price per share (Based on net assets of $84,006,402 and 5,999,642 shares of beneficial interest issued and outstanding)	$14.00

Class I Shares:
Net asset value and offering price per share (Based on net assets of $786,797,657 and 56,156,364 shares of beneficial interest issued and outstanding)	$14.01

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended May 31, 2009 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $2,218,389)	$80,927,668
Interest	176,884

Total Income	81,104,552

Expenses:
Investment Advisory Fee	9,362,007
Distribution (12b-1) and Service Fees
Class A	4,779,590
Class B	388,755
Class C	1,305,060
Class R	185,500
Transfer Agent Fees	6,606,484
Reports to Shareholders	508,690
Accounting and Administrative Expenses	457,672
Professional Fees	130,676
Custody	113,246
Trustees’ Fees and Related Expenses	96,421
Registration Fees	68,624
Other	101,543

Total Expenses	24,104,268
Less Credits Earned on Cash Balances	28,942

Net Expenses	24,075,326

Net Investment Income	$57,029,226

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(579,080,715)
Futures	(19,090,379)
Foreign Currency Transactions	28,185

Net Realized Loss	(598,142,909)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(1,110,593,070)

End of the Period:
Investments	(610,428,579)
Foreign Currency Translation	2,955

(610,425,624)

Net Unrealized Appreciation During the Period	500,167,446

Net Realized and Unrealized Loss	$(97,975,463)

Net Decrease in Net Assets From Operations	$(40,946,237)

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The Six	For The
	Months Ended	Year Ended
	May 31, 2009	November 30, 2008

From Investment Activities:
Operations:
Net Investment Income	$57,029,226	$154,058,675
Net Realized Loss	(598,142,909)	(542,253,071)
Net Unrealized Appreciation/Depreciation During the Period	500,167,446	(3,069,256,509)

Change in Net Assets from Operations	(40,946,237)	(3,457,450,905)

Distributions from Net Investment Income:
Class A Shares	(41,708,905)	(125,600,223)
Class B Shares	(3,550,735)	(12,128,555)
Class C Shares	(2,046,080)	(5,762,549)
Class R Shares	(707,249)	(2,068,289)
Class I Shares	(9,232,326)	(24,032,254)

	(57,245,295)	(169,591,870)

Distributions from Net Realized Gain:
Class A Shares	-0-	(326,751,506)
Class B Shares	-0-	(32,723,684)
Class C Shares	-0-	(24,928,611)
Class R Shares	-0-	(5,894,328)
Class I Shares	-0-	(49,700,098)

	-0-	(439,998,227)

Total Distributions	(57,245,295)	(609,590,097)

Net Change in Net Assets from Investment Activities	(98,191,532)	(4,067,041,002)

From Capital Transactions:
Proceeds from Shares Sold	650,740,043	1,744,714,197
Net Asset Value of Shares Issued Through Dividend Reinvestment	51,965,289	560,884,166
Cost of Shares Repurchased	(1,354,614,342)	(2,720,842,252)

Net Change in Net Assets from Capital Transactions	(651,909,010)	(415,243,889)

Total Decrease in Net Assets	(750,100,542)	(4,482,284,891)
Net Assets:
Beginning of the Period	6,005,215,443	10,487,500,334

End of the Period (Including accumulated undistributed net investment income of $17,846,423 and $18,062,492, respectively)	$5,255,114,901	$6,005,215,443

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended	Year Ended November 30,
Class A Shares	May 31, 2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$13.87	$22.72	$22.62	$21.72	$19.55	$16.95

Net Investment Income (a)	0.14	0.33	0.36	0.35	0.26	0.23
Net Realized and Unrealized Gain/Loss	0.13	(7.86)	1.21	2.43	2.38	2.59

Total from Investment Operations	0.27	(7.53)	1.57	2.78	2.64	2.82

Less:
Distributions from Net Investment Income	0.14	0.37	0.39	0.31	0.25	0.22
Distributions from Net Realized Gain	-0-	0.95	1.08	1.57	0.22	-0-

Total Distributions	-0-	1.32	1.47	1.88	0.47	0.22

Net Asset Value, End of the Period	$14.00	$13.87	$22.72	$22.62	$21.72	$19.55

Total Return (b)	2.08% *	–35.05%	7.26%	13.76%	13.74%	16.72%
Net Assets at End of the Period (In millions)	$3,803.5	$4,416.1	$7,793.4	$7,711.9	$6,439.4	$5,447.7
Ratio of Expenses to Average Net Assets	0.91%	0.79%	0.77%	0.79%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets	2.18%	1.78%	1.58%	1.66%	1.27%	1.25%
Portfolio Turnover	26% *	42%	26%	30%	43%	45%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended		Year Ended November 30,
Class B Shares	May 31, 2009		2008		2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$13.76		$22.57		$22.47		$21.52		$19.37	$16.81

Net Investment Income (a)	0.14		0.32		0.34		0.34		0.10	0.09
Net Realized and Unrealized Gain/Loss	0.13		(7.81)		1.20		2.41		2.37	2.55

Total from Investment Operations	0.27		(7.49)		1.54		2.75		2.47	2.64

Less:
Distributions from Net Investment Income	0.14		0.37		0.36		0.23		0.10	0.08
Distributions from Net Realized Gain	-0-		0.95		1.08		1.57		0.22	-0-

Total Distributions	-0-		1.32		1.44		1.80		0.32	0.08

Net Asset Value, End of the Period	$13.89		$13.76		$22.57		$22.47		$21.52	$19.37

Total Return (b)	2.11%(c	)*	–35.09%	(c)	7.18%	(c)	13.70%	(c)	12.93%	15.76%
Net Assets at End of the Period (In millions)	$304.2		$365.3		$777.6		$869.9		$916.6	$902.9
Ratio of Expenses to Average Net Assets	0.92%(c	)	0.84%	(c)	0.85%	(c)	0.84%	(c)	1.56%	1.57%
Ratio of Net Investment Income to Average Net Assets	2.17%(c	)	1.72%	(c)	1.50%	(c)	1.60%	(c)	0.50%	0.48%
Portfolio Turnover	26%*		42%		26%		30%		43%	45%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended		Year Ended November 30,
Class C Shares	May 31, 2009		2008		2007		2006	2005	2004

Net Asset Value, Beginning of the Period	$13.74		$22.53		$22.43		$21.56	$19.41	$16.83

Net Investment Income (a)	0.09		0.20		0.20		0.19	0.10	0.09
Net Realized and Unrealized Gain/Loss	0.14		(7.81)		1.21		2.41	2.37	2.57

Total from Investment Operations	0.23		(7.61)		1.41		2.60	2.47	2.66

Less:
Distributions from Net Investment Income	0.10		0.23		0.23		0.16	0.10	0.08
Distributions from Net Realized Gain	-0-		0.95		1.08		1.57	0.22	-0-

Total Distributions	-0-		1.18		1.31		1.73	0.32	0.08

Net Asset Value, End of the Period	$13.87		$13.74		$22.53		$22.43	$21.56	$19.41

Total Return (b)	1.74%(c	)*	–35.54%	(c)	6.53%	(c)	12.88%	12.90%	15.86%
Net Assets at End of the Period (In millions)	$276.6		$301.3		$591.0		$620.6	$557.2	$468.7
Ratio of Expenses to Average Net Assets	1.64%(c	)	1.51%	(c)	1.48%	(c)	1.54%	1.56%	1.57%
Ratio of Net Investment Income to Average Net Assets	1.45%(c	)	1.06%	(c)	0.87%	(c)	0.91%	0.51%	0.49%
Portfolio Turnover	26%*		42%		26%		30%	43%	45%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended	Year Ended November 30,
Class R Shares	May 31, 2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$13.87	$22.73	$22.62	$21.72	$19.55	$16.96

Net Investment Income (a)	0.12	0.29	0.30	0.31	0.21	0.19
Net Realized and Unrealized Gain/Loss	0.13	(7.88)	1.22	2.42	2.38	2.57

Total from Investment Operations	0.25	(7.59)	1.52	2.73	2.59	2.76

Less:
Distributions from Net Investment Income	0.12	0.32	0.33	0.26	0.20	0.17
Distributions from Net Realized Gain	-0-	0.95	1.08	1.57	0.22	-0-

Total Distributions	-0-	1.27	1.41	1.83	0.42	0.17

Net Asset Value, End of the Period	$14.00	$13.87	$22.73	$22.62	$21.72	$19.55

Total Return (b)	1.96% *	–35.25%	7.03%	13.48%	13.46%	16.36%
Net Assets at End of the Period (In millions)	$84.0	$78.5	$140.2	$128.5	$45.1	$19.0
Ratio of Expenses to Average Net Assets	1.17%	1.04%	1.02%	1.04%	1.05%	1.07%
Ratio of Net Investment Income to Average Net Assets	1.93%	1.53%	1.33%	1.46%	1.02%	1.02%
Portfolio Turnover	26% *	42%	26%	30%	43%	45%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

						October 19, 2004
	Six Months					(Commencement
	Ended	Year Ended November 30,				of Operations) to
Class I Shares	May 31, 2009	2008	2007	2006	2005	November 30, 2004

Net Asset Value, Beginning of the Period	$13.88	$22.74	$22.63	$21.73	$19.55	$18.34

Net Investment Income (a)	0.16	0.38	0.41	0.41	0.28	0.05
Net Realized and Unrealized Gain/Loss	0.13	(7.87)	1.23	2.43	2.42	1.16

Total from Investment Operations	0.29	(7.49)	1.64	2.84	2.70	1.21

Less:
Distributions from Net Investment Income	0.16	0.42	0.45	0.37	0.30	-0-
Distributions from Net Realized Gain	-0-	0.95	1.08	1.57	0.22	-0-

Total Distributions	-0-	1.37	1.53	1.94	0.52	-0-

Net Asset Value, End of the Period	$14.01	$13.88	$22.74	$22.63	$21.73	$19.55

Total Return (b)	2.21% *	–34.90%	7.57%	13.98%	14.11%	6.60% *
Net Assets at End of the Period (In millions)	$786.8	$844.1	$1,185.3	$881.2	$781.6	$35.6
Ratio of Expenses to Average Net Assets	0.67%	0.54%	0.52%	0.54%	0.57%	0.62%
Ratio of Net Investment Income to Average Net Assets	2.43%	2.04%	1.83%	1.92%	1.41%	2.51%
Portfolio Turnover	26% *	42%	26%	30%	43%	45%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  May 31, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Growth and Income Fund (the “Fund”) is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek income and long-term growth of capital. The Fund commenced investment operations on August 1, 1946. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtain by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  May 31, 2009 (Unaudited)  continued

reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of May 31, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$4,834,247,901
Level 2—Other Significant Observable Inputs	422,248,566
Level 3—Significant Unobservable Inputs	-0-

Total	$5,256,496,467

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  May 31, 2009 (Unaudited)  continued

to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the four year period ended November 30, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At November 30, 2008, the Fund had an accumulated capital loss carry forward for tax purposes of $210,768,209, which will expire according to the following schedule:

Amount	Expiration

$210,768,209	November 30, 2016

At May 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$5,887,433,721

Gross tax unrealized appreciation	$517,375,422
Gross tax unrealized depreciation	(1,148,312,676)

Net tax unrealized depreciation on investments	$(630,937,254)

E. Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the year ended November 30, 2008 was as follows:

Distributions paid from:
Ordinary income	$254,363,995
Long-term capital gain	355,226,102

$609,590,097

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$18,886,517

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  May 31, 2009 (Unaudited)  continued

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. Credits Earned on Cash Balances During the six months ended May 31, 2009, the Fund’s custody fee was reduced by $28,942 as a result of credits earned on cash balances.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expenses are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $150 million	.50%
Next $100 million	.45%
Next $100 million	.40%
Over $350 million	.35%

For the six months ended May 31, 2009, the Fund recognized expenses of approximately $111,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended May 31, 2009, the Fund recognized expenses of approximately $209,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended May 31, 2009, the Fund recognized expenses of approximately $1,412,800 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  May 31, 2009 (Unaudited)  continued

The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $381,200 are included in “Other” assets on the Statement of Assets and Liabilities at May 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended May 31, 2009, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $163,544.
For the six months ended May 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $328,900 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $232,900. Sales charges do not represent expenses of the Fund.

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  May 31, 2009 (Unaudited)  continued

3. Capital Transactions
For the six months ended May 31, 2009 and the year ended November 30, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	May 31, 2009		November 30, 2008
	Shares	Value	Shares	Value

Sales:
Class A	35,452,602	$458,060,164	57,825,716	$1,072,657,142
Class B	1,435,638	18,601,072	2,086,418	38,343,527
Class C	1,370,657	17,902,731	2,193,348	39,846,518
Class R	1,316,660	16,956,804	1,987,366	37,408,947
Class I	10,849,838	139,219,272	30,477,708	556,458,063

Total Sales	50,425,395	$650,740,043	94,570,556	$1,744,714,197

Dividend Reinvestment:
Class A	3,137,952	$39,130,187	20,369,092	$426,114,201
Class B	268,566	3,317,676	1,992,302	41,462,405
Class C	135,784	1,668,778	1,203,882	25,238,374
Class R	50,486	624,475	342,385	7,176,954
Class I	582,740	7,224,173	2,927,711	60,892,232

Total Dividend Reinvestment	4,175,528	$51,965,289	26,835,372	$560,884,166

Repurchases:
Class A	(85,361,264)	$(1,010,961,712)	(102,710,778)	$(1,871,333,672)
Class B	(6,351,854)	(80,131,312)	(11,976,603)	(217,887,951)
Class C	(3,491,398)	(43,755,793)	(7,702,168)	(139,886,709)
Class R	(1,028,468)	(13,238,261)	(2,838,704)	(51,093,200)
Class I	(16,101,342)	(206,527,264)	(24,704,188)	(440,640,720)

Total Repurchases	(112,334,326)	$(1,354,614,342)	(149,932,441)	$(2,720,842,252)

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,342,006,257 and $1,754,608,215, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  May 31, 2009 (Unaudited)  continued

The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). When entering into futures contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchanges clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the six months ended May 31, 2009, are as follows:

Contracts

Outstanding at November 30, 2008	1,430
Futures Opened	9,248
Futures Closed	(10,678)

Outstanding at May 31, 2009	-0-

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective December 1, 2008. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized gains/losses by type of derivative contract for the period ended May 31, 2009 in accordance with FAS 161.

Amount of Realized Gain/(Loss) on Derivative Contracts
Primary Risk Exposure	Futures

Equity Contracts	$(19,090,379)

Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
Primary Risk Exposure	Futures

Equity Contracts	$(125,120)

Van Kampen Growth and Income Fund
Notes to Financial Statements  ■  May 31, 2009 (Unaudited)  continued

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for both Class B and Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amount may be recovered from subsequent payments under the distribution plan or CDSC.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncement
On April 9, 2009, the Financial Accounting Standards Board issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the assets or liabilities have significantly decreased and on circumstances that may indicate that a transaction is not orderly. FSP 157-4 also requires additional disaggregation of the current FAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the financial statements disclosures.

Van Kampen Growth and Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen * – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer	Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Your Notes

Van Kampen Growth and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Growth and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Growth and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Growth and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Growth and Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

21, 121, 221, 621, 321
GISAN 07/09
IU09-03075P-Y05/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Growth and Income Fund

By:	/s/ Edward C. Wood III

Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	July 21, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III

Name:	Edward C. Wood III
Title: Date:	Principal Executive Officer July 21, 2009

By:	/s/ Stuart N. Schuldt

Name:	Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	July 21, 2009